SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 15, 2009

Date of report (Date of earliest event reported)

Lehman ABS Corporation, on behalf of:

Corporate Bond-Backed Certificates, Series 1998-ADM-1 Trust

Delaware	001-31975	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

(646) 285-9000

(Registrant's Telephone Number,

Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities act (17 CRF 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

The Corporate Bond-Backed Certificates, Series 1998-ADM-1 Trust, which we refer to herein as the “Trust” was formed pursuant to the Standard Terms for Trust Agreements, dated as of February 25, 1998, as supplemented by the Series Supplement in respect of the Trust dated as of March 30, 1998.

The Registrant is a wholly-owned, indirect subsidiary of Lehman Brothers Holdings, Inc. (“LBHI”), which filed a voluntary petition (the “Petition”) for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York on September 15, 2008 in a jointly administered proceeding named In re Lehman Brothers Holdings Inc., et Al. under Case Number 08-13555. LBHI and its wholly-owned broker-dealer, Lehman Brothers, Inc. have sold since September 15, 2008 significant businesses, including the sale on September 21, 2008 of the investment banking business to Barclays Capital Inc., which business included the employees who historically conducted the Registrant’s business.

Item 8.01.	OTHER EVENTS

On December 15, 2009, a distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Archer-Daniels-Midland Company, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the ”Exchange Act”). For more information on Archer-Daniels-Midland Company please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under the issuer’s Exchange Act file number, 001-00044. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or EDGAR. Periodic and current reports and other information required to be filed pursuant to the Exchange Act by the issuer of the underlying securities may be accessed on this site. Neither Lehman ABS nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting Archer-Daniels-Midland Company or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following exhibit is filed as part of this report:

99.1	Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-ADM-1 Trust for the period ending December 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. In preparing this report the Registrant has relied on information provided to it by the Trustee.

Date: December 22, 2009

Lehman ABS Corporation

By:	/s/ William J. Fox
Name:	William J. Fox
Title:	Chief Financial Officer, Controller and Senior Vice President

                EXHIBIT INDEX

Exhibit Number	Description

99.1	Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-ADM-1 Trust for the period ending December 15, 2009.